UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2005

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission File Number) of incorporation)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

Results of Operations and Financial Condition

On October 17, 2005, Cord Blood America finalized and approved updated investor relations kits to be distributed upon request to potential investors. The documentation contains a summary of financial results for fiscal year ending December 31, 2003 and 2004. The documentation is attached hereto as Exhibit 99.27, 99.28 and 99.29.

ITEM 8.01

Other Events

On October 17, 2005, Cord Blood America finalized and approved updated investor relations kits to be distributed upon request to potential investors. The documentation contains projected financial results and strategies for fiscal year ending December 31, 2005 and 2006. The documentation is attached hereto as Exhibit 99.27, 99.28 and 99.29. The documentation appearing in Exhibit 99.27, 99.28 and 99.29 is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

99.27

Cord Blood America Executive Strategy and Summary dated October 17, 2005

99.28

Cord Blood America Tear Sheet dated October 17, 2005

99.29

Safe Harbor Statement dated October 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

By:	/s/ SANDRA D. SMITH
Sandra D. Smith,
Chief Financial Officer

Date:  October 18, 2005

Exhibit Index

Exhibit Number	Exhibit

99.27	Cord Blood America Executive Strategy and Summary dated October 17, 2005

99.28	Cord Blood America Tear Sheet dated October 17, 2005

99.29	Safe Harbor Statement dated October 17, 2005